UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2013

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

SOUTH CAROLINA (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 GERVAIS STREET COLUMBIA, SOUTH CAROLINA (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

SCBT Financial Corporation (the “Company”) is filing forms of (i) restricted stock agreement, (ii) stock option agreement, and (iii) restricted stock unit agreement, that are anticipated to be used with respect to equity grants under the SCBT Financial Corporation Omnibus Stock and Performance Plan (the “Plan”), subject to the discretion of the Compensation Committee of the Company’s Board of Directors, which discretion includes, among other things, the authority of the Compensation Committee to modify any such forms of agreement.  Equity awards, if any, earned under the Company’s 2012 executive performance plan are anticipated to be granted based on the attached forms of restricted stock agreement and stock option agreement.  Any equity awards granted under the Company’s anticipated 2013 executive performance plan are expected to be based on the attached forms of restricted stock unit agreement (which are anticipated to be the form of full-value equity award used under the 2013 executive performance plan, rather than restricted stock agreements) and stock option agreement, in each case subject to the discretion of the Compensation Committee.

The form of restricted stock agreement provides for, among other things, time-based vesting, with acceleration of vesting upon a change in control (as defined in the Plan) or death of the participant.  The form of restricted stock unit agreement provides for, among other things, performance-based vesting, with acceleration of vesting provisions applicable to a change in control or death of the participant and pro-rata vesting in the event of retirement or disability prior to the end of the performance period, and additional potential time-based vesting.  Restricted stock units granted under the 2013 executive performance plan are anticipated to be granted during the first quarter of 2013 and to have vesting provisions based on selected performance goals set forth in the Plan to be achieved over a multi-year performance period, with additional time-based vesting potentially applicable for certain units if certain, but not all, performance targets are met.  The form of stock option agreement provides for, among other things, time-based vesting, with acceleration of vesting upon a change in control.

The forms of restricted stock agreement, stock option agreement, and restricted stock unit agreement are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.  The foregoing summary description of such forms of agreement is qualified in its entirety by the text of such forms of agreement, and such forms of agreement are subject to the authority of the Compensation Committee to, among other things, modify and vary award agreements under the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement under the SCBT Financial Corporation Omnibus Stock and Performance Plan

10.2	Form of Stock Option Agreement under the SCBT Financial Corporation Omnibus Stock and Performance Plan

10.3	Form of Restricted Stock Unit Agreement under the SCBT Financial Corporation Omnibus Stock and Performance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:	January 22, 2013	/s/ John C. Pollok
John C. Pollok
Chief Financial Officer and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement under the SCBT Financial Corporation Omnibus Stock and Performance Plan

10.2	Form of Stock Option Agreement under the SCBT Financial Corporation Omnibus Stock and Performance Plan

10.3	Form of Restricted Stock Unit Agreement under the SCBT Financial Corporation Omnibus Stock and Performance Plan